UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2012

Mandalay Digital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-10039	22-2267658
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4751 Wilshire Boulevard, Third Floor Los Angeles, CA	90010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 690-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) is being filed to amend and supplement “Item 9.01 – Financial Statements and Exhibits,” included in the initial report on Form 8-K filed by Mandalay Digital Group, Inc. (the “Company”) on September 19, 2012 (the “Initial Filing”), to include the required audited and unaudited combined financial statements of Logia Content Development and Management, Ltd., Volas Entertainment, Ltd. and Mail Bit-Logia (2008) Ltd. (collectively, the “Acquired Subsidiaries”), pursuant to Rule 3-05(b) of Regulation S-X, and the unaudited pro forma combined financial statements for the combined Company and Acquired Subsidiaries pursuant to Article 11 of Regulation S-X. The required audited and unaudited combined financial statements and unaudited pro forma combined financial statements are filed as exhibits to this report under Item 9.01.

The information previously reported on the Initial Filing is incorporated by reference into this Amendment No. 1. The other items to the Initial Filing further remain unchanged and are not amended hereby.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

The audited combined financial statements of the Acquired Subsidiaries for the years ended December 31, 2011 and 2010, and the unaudited combined financial statements for the six months ended June 30, 2012 and 2011, including the notes to such financial statements and the report of independent auditors thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated into this Item 9.01(a) by reference.

(b)	Pro forma financial information.

The pro forma combined balance sheet presents the accounts of the Company and the Acquired Subsidiaries as if the acquisition of the Acquired Subsidiaries by the Company occurred on April 1, 2011. The pro forma combined statement of operations presents the accounts of the Company and the Acquired Subsidiaries for the year ended March 31, 2012 and for the three months ended June 30, 2012 as if the acquisition occurred on April 1, 2011. For accounting purposes, the transaction is being accounted for as an acquisition of a business. The Company’s pro forma financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated into this Item 9.01(b) by reference.

(d)	Exhibits.

99.1

Combined Balance Sheets of the Acquired Subsidiaries as of June 30, 2012 (unaudited) and December 31, 2011 and 2010 and the related Combined Statement of Operations and Other Comprehensive Income (Loss), Combined Statements of Changes in Shareholders’ Deficiency, and Combined Statements of Cash Flows for the six months ended June 30, 2012 (unaudited) and 2011 (unaudited) and for the years ended December 31, 2011 and 2010.

99.2

Pro Forma Combined Balance Sheet of the Company and the Acquired Subsidiaries as of June 30, 2012 (unaudited) and the related Pro Forma Combined Statement of Operations for the three months ended June 30, 2012 (unaudited) and for the year ended March 31, 2012 (unaudited).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mandalay Digital Group, Inc.

Dated: November 26, 2012	By:	/s/ Dan Halvorson
Dan Halvorson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Description

99.1

Combined Balance Sheets of the Acquired Subsidiaries as of June 30, 2012 (unaudited) and December 31, 2011 and 2010 and the related Combined Statement of Operations and Other Comprehensive Income (Loss), Combined Statements of Changes in Shareholders’ Deficiency, and Combined Statements of Cash Flows for the six months ended June 30, 2012 (unaudited) and 2011 (unaudited) and for the years ended December 31, 2011 and 2010.

99.2

Pro Forma Combined Balance Sheet of the Company and the Acquired Subsidiaries as of June 30, 2012 (unaudited) and the related Pro Forma Combined Statement of Operations for the three months ended June 30, 2012 (unaudited) and for the year ended March 31, 2012 (unaudited).